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                                                                     Exhibit 10

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use of our report dated April 27, 2006 relating to the statutory basis financial statements of American Home Life Assurance Company, which appear in this Post-Effective Amendment No. 12 to the Registration Statement on Form N-4. We also consent to the references to us under the headings "Financial Statements" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Houston, Texas

July 26, 2006